Bonus Programs	12 Months Ended
Dec. 31, 2025
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Bonus Programs	Bonus Programs
16.1 Quantitative and qualitative objectives
The bonus program for executives is based on achieving certain goals established annually by management and directors, which include quantitative and qualitative objectives and special projects.
Starting in 2023, the quantitative objective is based on a combination on certain EBIT and working capital objectives for each entity and the EBIT and working capital generated by FEMSA, the Parent Company. The qualitative objectives and special projects represent the remaining 50% of the annual bonus and are based on the critical success factors established at the beginning of the year for each executive.
The bonus amounts are determined based on each eligible participant considering the level of responsibility within the organization, the employees’ evaluation and competitive compensation in the market.
The incentive plan target is expressed in months of salary, and the final amount payable is computed based on a percentage of achievement of the goals established every year. The bonuses are recognized in the consolidated income statement in the year earned and are paid in cash the following year. During the years ended December 31, 2025, 2024 and 2023 the bonus expense recorded amounted to Ps. 1,395, Ps. 1,611 and Ps. 964, respectively.
16.2 Share-based payment bonus plan
The Company has a stock incentive plan for the benefit of its senior executives. This plan uses the EVA as its main evaluation metric. Under the EVA stock incentive plan, eligible executives are entitled to receive a special annual bonus (fixed amount), to purchase FEMSA and Coca-Cola FEMSA shares or options, based on the executive’s responsibility in the organization, their business’ EVA result achieved, and their individual performance. The acquired shares or options are deposited in a trust, and the executives may access them one year after they are vested at 33% per year. Fifty percent of Coca-Cola FEMSA’s annual executive bonus is to be used to purchase FEMSA shares or options and the remaining 50% to purchase Coca-Cola FEMSA shares or options. During the years ended December 31, 2025, 2024 and 2023, no stock options were granted to executives.
The special bonus is granted to the eligible executive on an annual basis and after withholding applicable taxes. The Company contributes the individual executive’s special bonus (after taxes) in cash to the Administrative Trust (which is controlled and consolidated by FEMSA), which then uses the funds to purchase FEMSA and Coca-Cola FEMSA shares (as instructed by the Corporate Practices Committee), which are then allocated to such executive.
Coca-Cola FEMSA accounts for its share-based payment bonus plan as an equity-settled share-based payment transaction, since it is its parent company, FEMSA, who ultimately grants and settles these obligations with shares to the executives.
At December 31, 2025 the shares granted under the Company’s executive incentive plans are as follows:

	Number of shares
Incentive Plan	FEMSA	KOF	Vesting period
2021	780,524	1,197,820	2021-2023
2022	856,664	1,289,204	2022-2024
2023	926,288	1,134,810	2023-2025
2024	646,583	888,512	2024-2026
2025	754,907	838,996	2025-2027
Total	3,964,966	5,349,342
For the years ended December 31, 2025, 2024 and 2023, the total expense recognized for the period arising from share-based payment transactions, using the grant date model, was of Ps. 407, Ps. 369 and Ps. 319, respectively.
As of December 31, 2025 and 2024, the asset related to the excess of the contributions paid by the Company in comparison to the equity contribution from FEMSA is recorded by the Company in its consolidated statements of financial position amounted to Ps. 414 and Ps. 414 respectively, these amounts have been fully contributed to the trust. See Note 12.